DELTA FINANCIAL CORPORATION

                           FORM OF PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is made as of August 13, 2007, by and between Delta Financial Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 1000 Woodbury Road, Suite 200, Woodbury, New York 11797 and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. SALE OF THE NOTES. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to $10,000,000 in aggregate principal amount of the Company's convertible notes, due 2008 (the "Notes"). The form of the Notes is set forth at EXHIBIT A hereto. The Notes are convertible into an aggregate of 2,000,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at a conversion price of $5.00 per share.

                  SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in Section 3), the Company will, subject to the terms of this Agreement, issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the aggregate principal amount of the Notes price shown below:


                     Aggregate                       Aggregate
                  Principal Amount                     Price
                --------------------                 ---------


         The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Notes. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

                  SECTION 3. DELIVERY OF THE NOTES AT THE CLOSING. The completion of the purchase and sale of the Notes shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of the Agreements, or on such later date or at such different location as the Company and the Purchaser shall agree in writing, but in any event not prior to the date that the conditions for closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date"). The Purchaser shall be notified by facsimile transmission or otherwise of the time of the Closing. The Closing shall take place on the same date as the closing of the financing transaction described at EXHIBIT E hereto (the "Financing Transaction").

         At the Closing, the Company shall deliver to the Purchaser one or more note certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the applicable portion of the Notes set forth in Section 2 above and bearing an appropriate legend, as described in Section 5.7 below, referring to the fact that the Notes were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof. The name(s) in which the Notes are to be registered are set forth in the Note Questionnaire attached hereto as part of APPENDIX I.

         The Company's obligation to complete the purchase and sale of the Notes and deliver them to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Notes being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Other Purchasers; (c) the accuracy in all material respects of the representations and warranties made by the Purchasers (as if such representations and warranties were made on the Closing
Date) and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the Closing and (d) the closing of the Financing Transactions. The Purchaser's obligation to accept delivery of the Notes and to pay for the Notes shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) each of the representations and warranties of the Company made herein shall be accurate as of the Closing Date; (b) the delivery to the Purchaser by counsel to the Company of a favorable legal opinion in substantially the form attached hereto as EXHIBIT B hereto; and (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing.

         Promptly following the Closing Date, the Company shall seek to obtain the consent of its stockholders to the issuance of the Shares upon conversion of the Notes, as contemplated by Section 203 of the Delaware General Corporation Law ("DGCL") and the applicable corporate governance rules of Nasdaq, at a special meeting (the "Special Meeting") of the Company's stockholders. The Company shall file a preliminary proxy statement relating to the Special Meeting within 20 business days of the Closing Date, and thereafter use its best efforts to promptly respond to comments from the Commission (as defined below) and file amendments to the preliminary proxy statement in connection therewith. The Company shall promptly deliver a definitive proxy statement for the Special Meeting once it is advised orally or in writing by the Securities and Exchange Commission (the "Commission") that the Commission has no further comments with respect to the preliminary proxy statement. Prior to the mailing of the definitive proxy statement, the Company shall retain a nationally recognized proxy solicitation firm to assist in the solicitation of proxies from the Company's stockholders to vote in favor of all matters to be voted upon at the Special Meeting that are necessary or appropriate to approve the issuance of the Common Stock upon conversion of the Notes. The Company promptly shall advise the Purchaser regarding its receipt of, and progress in responding to, comments received by the Commission.

                  SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:


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         4.1 PURCHASE AGREEMENT. The Company has full legal right, corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby. Each of this Agreement and the Notes has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as (i) rights to indemnification hereunder may be limited by applicable law, and (ii) the enforcement hereof and the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         4.2 AUTHORIZATION OF THE SHARES. The Shares have been duly authorized and, when issued and delivered upon conversion of the Notes, will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws), and will conform in all material respects to the description thereof set forth in the Exchange Act Reports (as described below). No preemptive rights or other similar rights to subscribe for or purchase any shares of common stock of the Company exist with respect to the issuance and sale of the Notes by the Company pursuant to this Agreement or the issuance of the Shares upon conversion of the Notes. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Notes to be sold by the Company as contemplated herein, or, other than the approval of the Company's stockholders prior to the conversion of the Notes, as contemplated by Section 203 of the DGCL and in compliance with applicable Nasdaq corporate governance rules, the issuance of Common Stock upon conversion thereof.

         4.3 OFFERING MATERIALS. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Purchasers to sell, offer for sale or solicit offers to buy any securities of the Company that would result in the initial sale of the Notes, as contemplated by this Agreement, or the conversion of the Notes into Common Stock, not being exempt from the registration requirements of Section 5 of the Securities Act.

         4.4 NO OTHER REGISTRATION RIGHTS. No holder of any security of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 (the "Registration Statement")) to require the Company to register the sale of any security owned by such stockholder under the Securities Act in or in preference to the Registration Statement.

         4.5 NO MATERIAL ADVERSE CHANGE. Subsequent to the respective dates as of which information is given in the Exchange Act Reports, and except as otherwise disclosed to the Purchaser: (i) there has been no Material Adverse Change (as defined below), or any development that could reasonably be expected to result in a Material Adverse Change; (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct, or contingent, nor entered into any material transaction or agreement other than in the ordinary course of its business;
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or its other subsidiaries, any of its subsidiaries on any class of capital stock, or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock;


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

and (iv) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance. For purposes of this Agreement, the term "Material Adverse Change" means any material adverse change in the condition, financial or otherwise, or in the earnings, business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith , or on the authority or ability of the Company to perform its obligations under this Agreement. Other than the transactions contemplated by this Agreement and the Financing Transaction, the Company is not party to any agreement or letter of intent, nor is it actively pursuing, any transaction that could constitute a change of control of the Company.

         4.6 ACCOUNTANTS. The firm BDO Seidman, LLP, which has expressed its opinion with respect to the consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and that will be incorporated by reference in the Registration Statement and the Prospectus (as defined in Section 7.3 hereof) that forms a part thereof, is a registered independent public accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations") and by the rules of the Public Accounting Oversight Board.

         4.7 PREPARATION OF THE FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in its filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations, cash flows and changes in stockholders' equity for the periods therein specified. Such consolidated financial statements (including the related notes) have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Company's Exchange Act Reports (as defined below).

         4.8 INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited liability company, or trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in its filings with the Commission and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and its subsidiaries is duly qualified as a foreign corporation, limited liability company or trust, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or limited liability company interests of each subsidiary that has been organized as a corporation or a limited liability company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.


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

         4.9 SUBSIDIARIES OF THE COMPANY. The Company does not own or control, directly or indirectly, any corporation, limited liability company, trust, association or other entity other than (x) the subsidiaries listed in EXHIBIT
21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and (y) the trusts created in connection with the securitizations described in such Annual Report.

         4.10 NO PROHIBITION ON SUBSIDIARIES FROM PAYING DIVIDENDS OR MAKING OTHER DISTRIBUTIONS. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as disclosed in or contemplated by the Exchange Act Reports.

         4.11 CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued, and outstanding capital stock of the Company is as set forth in the balance sheets set forth in the Exchange Act Reports (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Exchange Act Reports or upon exercise of outstanding options or warrants described in the Exchange Act Reports). The Common Stock conforms in all material respects to the description thereof contained in the Company's most recent Form 8-A filed under the Exchange Act and in the Exchange Act Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into, exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Exchange Act Reports. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Exchange Act Reports, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

         4.12 VOTING AGREEMENTS. Each executive officer that owns shares of Common Stock as of the Closing Date or on the record date for the Special Meeting, and each stockholder of the Company that is an affiliate of such executive officer shall execute and deliver the Voting and Support Agreement substantially in the form attached hereto as EXHIBIT C.

         4.13 AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period of ninety (90) days following the date of this Agreement (the "Lock-Up Period"), the Company will not sell, offer, contract, or grant, directly or indirectly, any option to sell, pledge, transfer, or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, otherwise dispose of, transfer, or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), or otherwise dispose of any shares of Common Stock or securities convertible into, exchangeable,


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

or exercisable for Common Stock ("Securities") or any securities that relates to or derives any significant part of its value from the Common Stock; PROVIDED, HOWEVER, that the Company may issue (i) shares of restricted stock or options to purchase its Common Stock pursuant to any stock option plan, stock bonus, or other stock plan or arrangement approved by the Board of Directors of the Company and described in the Exchange Act Reports, (ii) Common Stock upon the exercise of such options described in clause (i), but only if such shares, options, or shares issued upon exercise of such options, cannot be sold, offered, disposed of or otherwise transferred during the Lock-up Period without the prior written consent of the Purchasers continuing to hold any Notes acquired hereunder or Shares issuable upon conversion of the Notes (which consent may be withheld in its sole discretion), or (iii) Common Stock in connection with a public offering or private placement in which at least $50 million is raised, including any related rights offering to the Company's current stockholders.

         4.14 STOCK EXCHANGE LISTING. The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act, and is listed on the Nasdaq Global Market ("Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or listing. The Company is not aware of any current circumstances that would entitle Nasdaq to terminate such listing.

         4.15 NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. Neither the Company nor any of its subsidiaries is in violation or default of any provision of its charter, by-laws or other organizational documents or is in breach of or default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, including, without limitation, any agreements pertaining to, relating to or arising in connection with, any of the securitization transactions of the Company or any of its subsidiaries (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company and its subsidiaries are in compliance with all statutes, laws, rules, regulations, judgments, orders and decrees of all courts, regulatory bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such subsidiaries or any of their respective properties, as applicable, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, as amended ("Sarbanes-Oxley Act"), and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and Nasdaq, including the corporate governance requirements thereof, except where such non-compliance would not, individually or in the aggregate, result in a Material Adverse Change.

         4.16 NO CONFLICTS. The Company's execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or


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

any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except such as may be required under the state securities or Blue Sky laws or the by-laws and rules of the NASD.

         4.17 NO MATERIAL ACTIONS OR PROCEEDINGS. Except as disclosed in or contemplated by the Exchange Act Reports, there is no legal or governmental action, suit or proceeding pending or, to the knowledge of the Company, there are no inquiries or investigations, nor are there any legal or governmental actions, suits or proceedings threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, which in the case of clauses (i), (ii) or (iii) could reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated hereby. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body that might be expected to result in a Material Adverse Change, including, without limitation, any state licensure or banking commission.

         4.18 LABOR MATTERS. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its third-party contractors, that might be expected to result in a Material Adverse Change.

         4.19 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, patents, know-how, collaborative research agreements, inventions, servicemarks, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") necessary to conduct their businesses as now conducted, as proposed to be conducted, as described in or contemplated by the Exchange Act Reports. The expiration of any of such Intellectual Property Rights would not be reasonably expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property Rights, other than with respect to any infringement that would not reasonably be expected to result in a Material Adverse Change. There is no claim being made against the Company or any of its subsidiaries regarding any kind of Intellectual Property Right. The Company and its subsidiaries do not, in the conduct of their business as now or proposed to be conducted as described in the Exchange Act Reports, infringe or conflict with any right or patent of any third party, or any discovery, invention, product, or process which is the subject of a patent application filed by any


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third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

         4.20 ALL NECESSARY PERMITS, ETC. The Company and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct their respective businesses, including, without limitation, all certificates, authorizations, licenses or permits required for the making of loans and lending operations, and (i) any such certificate, authorization, license or permit is not subject to any qualifications or limitations which would prohibit the Company or any of its subsidiaries from conducting their respective businesses, (ii) all applicable fees have been paid for any such certificate, authorization, license or permit, except for such fees which if not paid would not in any way prevent or prohibit the Company or any of its subsidiaries from conducting their respective businesses in accordance with all applicable laws, (iii) no fines or penalties are outstanding for any failure to timely obtain, or any non-compliance with any such certificate, authorization, license or permit, except for such fines or penalties that would not reasonably be likely to result in a Material Adverse Change, and (iv) neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit, which revocation, modification or non-compliance, individually or in the aggregate, would result in a Material Adverse Change.

         4.21 TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the Exchange Act Reports, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects of any kind, except as described in the Exchange Act Reports. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         4.22 TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine, or penalty levied against any of them, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided. The Company and its subsidiaries have made adequate charges, accruals and reserves in the applicable financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and its subsidiaries have not been finally determined. The Company has no knowledge of any tax deficiency that has been or might be asserted or threatened against the Company.

         4.23 TRANSFER TAXES. On the Closing Date, all stock transfer taxes or other similar fees or charges (other than income taxes) under federal law or the laws of any state, or any political subdivisions thereof, that are required to be paid in connection with the sale and transfer of the


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Notes to be sold to the Purchaser hereunder will have been, fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

         4.24 COMPANY NOT AN "INVESTMENT COMPANY". The Company is not, and after receipt of payment for the Notes and giving effect to the transactions contemplated hereby will not be, an "investment company," or an entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

         4.25 INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses and otherwise reasonably prudent including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, earthquakes, general liability and Directors' and Officers' liability, all of which insurance is in full force and effect. The Company and each of its subsidiaries expect they will be able, and will use their best efforts, (i) to renew its existing insurance coverage as and when such policies expire, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been rejected from obtaining any type of insurance coverage which it has sought or for which it has applied.

         4.26 NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action which was designed to, or that might be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Notes.

         4.27 USE OF PURCHASER NAME. Except as may be required by applicable law or regulation, the Company shall not use the Purchasers' names or the name of any of their affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.28 RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Exchange Act Reports which have not been described as required.

         4.29 EXCHANGE ACT AND SARBANES-OXLEY ACT COMPLIANCE. Since December 31, 2006, the Company has filed all Exchange Act Reports required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act. The Exchange Act Reports, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Sarbanes-Oxley Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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         4.30 CONTRACTS. Except as disclosed in the Company's Exchange Act
Reports, the Company and its subsidiaries have no material contracts. Any contracts described in the Company's Exchange Act Reports that are material to the Company and its subsidiaries, taken as a whole, are in full force and effect on the date hereof.

         4.31 COMPANY'S ACCOUNTING SYSTEM. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         4.32 NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any subsidiary acting on behalf of the Company or any of its subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Company's Exchange Act Reports.

         4.33 COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) the Company and its subsidiaries are in compliance with all federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, the "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, the "Environmental Laws"), which includes, but is not limited to, compliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or compliance with the terms and conditions thereof, and neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, the "Environmental Claims"), pending or threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would reasonably be expected to result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. The Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws.

         4.34 ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries, or their "ERISA Affiliates" (as hereinafter defined) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Company, its subsidiaries or any of their ERISA Affiliates has incurred or expects to incur any material liability under
(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

         4.35 REPORTING COMPANY; FORM S-3. The Company is not an "ineligible issuer" (as defined in Rule 405 promulgated under the Securities Act) and will be eligible to register the Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including, without limitation, any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of such Shares by the Purchaser.

         4.36 COMMODITY EXCHANGE ACT. The Company will not, and will not permit any of its subsidiaries to, invest in futures contracts, options on futures contracts or options on commodities unless such entities are exempt from the registration requirements of the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder (the "Commodity Exchange Act") or otherwise comply with the Commodity Exchange Act.

         4.37 TAXABLE MORTGAGE POOL. To the knowledge of the Company, neither the Company, any of its subsidiaries nor any of their assets will be treated as a taxable mortgage pool.

         4.38 INVESTMENT AND RISK-ADJUSTED CAPITAL GUIDELINES. The Company is, and at all times has been, in compliance with its investment and risk-adjusted capital guidelines to the extent applicable.

         4.39 OFF-BALANCE SHEET ARRANGEMENTS. There is no transaction, arrangement or other relationship between the Company and/or any of its subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act Reports and is not so disclosed or that would otherwise be reasonably likely to result in a Material Adverse Change. There are no such transactions, arrangements or other relationships with the Company or any of its subsidiaries that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act Reports.

         4.40 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 5 of this Agreement and the Other Purchasers' representations in Section 5 of their respective Agreements, the sale of the Notes in conformity with the terms of this Agreement and the issuance of the Shares upon conversion of the Notes constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the qualification or registration requirements of all applicable state securities laws.

         4.41 NO INTEGRATION. Neither the Company, nor any of its affiliates, nor, to the Company's knowledge, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security that would cause this offering of the Notes or the issuance of the Shares upon conversion of the Notes to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions nor will the Company or any of its subsidiaries take any action or steps that would cause the offering of the Notes or the issuance of the Shares upon conversion of the Notes to be integrated with other offerings.

         4.42 COMMITTEES. The members of the Audit Committee, Compensation Committee and Governance and Nominating Committee of the Board of Directors of the Company are "independent directors" within the meaning of the listing standards and rules of the Nasdaq, and with respect to the Audit Committee, the Commission, (ii) all of the members of the Audit Committee are financially literate within the meaning of the listing standards and rules of the Nasdaq and
(iii) at least one member of the Audit Committee is an "audit committee financial expert," within the meaning of the Commission's rules and regulations.

         4.43 DISCLOSURE CONTROLS AND PROCEDURES. The principal executive officer and principal financial officer are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which the Annual Report on Form 10-K for the year ended December 31, 2006 was being prepared, (ii) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Annual Report on Form 10-K for the year ended December 31, 2006 their conclusions about the effectiveness of the disclosure controls and procedures as of the end of the applicable period based on such evaluation and (iii) disclosed in the Annual Report on Form 10-K for the year ended December 31, 2006 whether any change in the Company's internal control over financial reporting that occurred during the applicable period that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

         4.44 ADDITIONAL INFORMATION. The information contained in the following documents (the materials identified in clauses (a), (b), (c), (d) and (e) below are referred to herein as the "Exchange Act Reports"), was or will be true and correct in all material respects as of their respective final dates:

                  (a) the Company's Annual Report on Form 10-K for the year ended December 31, 2006;

                  (b) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2007;

                  (c) the Company's Definitive Proxy Statement for the Annual Meeting of Stockholders held on May 17, 2007;

                  (d) all other documents, if any, filed by the Company with the Commission since December 31, 2006 pursuant to the reporting requirements of the Exchange Act; and

                  (e) the information provided to the Purchaser in connection with its due diligence procedures.

         4.45 FINDER'S FEES. The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated by this Agreement.

         4.46 CERTIFICATE. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company (solely in their capacities as such), dated as of the Closing Date, in substantially the form attached hereto as EXHIBIT D hereto, to the effect that the representations, warranties and covenants of the Company set forth in this Section 4 are true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date and that the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date.

         4.47 LEGAL OPINION. As a condition to the Purchaser's obligation to purchase the Notes, at the Closing, Morrison & Foerster LLP, counsel for the Company, shall have delivered its favorable opinion in the form attached as EXHIBIT B hereto.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to, and covenants with, the Company that:

         5.1 EXPERIENCE. (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision of the type involved in the purchase of the Notes and the issuance of the Shares upon conversion of the Notes, including investments in securities issued by the Company and comparable entities, has reviewed the Exchange Act Reports, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Notes; (ii) the Purchaser is acquiring the Notes as set forth in Section 2 above in the ordinary course of its business and for its own account with no present intention of distributing any of such Notes or the Shares or any arrangement or understanding with any other persons regarding the distribution of such Notes or the Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Notes or the Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Notes or the Shares by the Purchaser, except in compliance with the Securities Act, the Exchange Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of APPENDIX I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, and the Purchaser will notify the Company promptly if any material change in any such information provided in the Registration Statement Questionnaire occurs until such time as the Purchaser has sold all of its Notes or Shares; (v) the Purchaser has, in connection with its decision to purchase the Notes set forth in Section 2 above, relied solely upon the Exchange Act Reports and the documents or information included or incorporated by reference therein or furnished to the Purchaser and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; (viii) the Purchaser will comply with any requirements under Section 13 of the Exchange Act relating to the transactions contemplated by this Agreement; and (ix) at the stockholders meeting called for the purposes of approving such matters, the Purchaser will, and will cause each of its affiliates, in its capacity as a stockholder of the Company, to vote all of the shares of Common Stock owned by them as of the record date for such stockholders meeting to approve (x) the Agreements and the transactions contemplated hereby and thereby and (y) the issuance of warrants to purchase up to 10,000,000 shares of Common Stock (the "Warrants") to one or more entities affiliated with Angelo, Gordon & Co. ("AG") in connection with the Financing Transaction, including, in each case, the issuance of the relevant Common Stock upon exercise of the Warrants (the "Warrant Shares") and any "change of control" of the Company that may be deemed to have occurred. Notwithstanding any other provision of this Agreement, each of AG and the holders of such warrants shall be deemed third party beneficiaries of the Purchaser's obligations under clause (ix) of the preceding sentence as it relates to the approval of the issuance of the Warrants and the Warrant Shares in connection with the Financing Transaction.

         5.2 RELIANCE ON EXEMPTIONS. The Purchaser understands that the Notes and the issuance of the Shares upon conversion of the Notes are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, its representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Notes and the issuance of the Shares upon conversion of the Notes.

         5.3 CONFIDENTIALITY. The Purchaser previously agreed orally or in writing to keep confidential all information concerning this private placement. Subject to the following information becoming non-confidential through the Company or a person other than the Purchaser, in which case the confidentiality provisions following shall not be applicable, the Purchaser understands that, except as set forth in the Company's Exchange Act Reports, the information provided to the Purchaser is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use such information for the sole purpose of evaluating a possible investment in the Notes and the Shares and the Purchaser acknowledges that it is prohibited from reproducing or distributing such information, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Notes and the Shares. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation, as to information regarding the completion of this offering, will terminate upon the filing by the Company of one or more press releases describing this offering. This obligation, as to any other confidential information furnished to the Purchaser, will terminate after the date hereof at the time that the Company publicly announces its results of operations for the three and six month period ended June 30, 2007. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5.9 below). The Company agrees that any notice of a Suspension shall not contain information that would constitute material non-public information, other than the existence of the Suspension. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose (including, but not limited to, the Purchaser's required filings under Section 13 and/or Section 16 of the Exchange
Act); PROVIDED, HOWEVER, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

         5.4 INVESTMENT DECISION. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Notes constitutes legal, tax or investment advice. The Purchaser acknowledges that it must rely on legal, tax and investment advisors of its own choosing in connection with its purchase of the Notes.

         5.5 RISK OF LOSS. The Purchaser understands that its investment in the Notes and the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Notes, including, but not limited to, those set forth under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in the Company's Quarterly Report on Form 10-Q. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value or trading volume of the Common Stock. The Purchaser has the ability to bear the economic risks of an investment in the Notes and the Shares.

         5.6 NO GOVERNMENT REVIEW. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Notes or the Shares.

         5.7 TRANSFER OR RESALE. The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Notes and the Shares will bear a restrictive legend in substantially the following form:

             "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT
             (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

         The Company will not require the Purchaser to deliver an opinion of counsel in connection with a sale effected under Rule 144 if it is reasonably satisfied, based upon factual representations or otherwise, that such transaction has taken place in accordance with said rule.

         5.8 RESIDENCY. The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

         5.9 PUBLIC SALE OR DISTRIBUTION. The Purchaser covenants with the Company not to make any sale of the Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule). The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed, the Purchaser shall not use any written materials to offer the Shares for resale other than the Prospectus provided by the Company, and shall not create or disseminate any "free writing prospectus" (as defined in the Rules and Regulations) relating to such Shares. The Purchaser covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time when the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no suspension shall be for a period of longer than 20 consecutive days, and no suspension shall be for a period longer than 60 days in the aggregate in any 365-day period.

         5.10 ORGANIZATION; VALIDITY; ENFORCEMENTS. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions set forth in Section 7.3 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws, and (v) to the Purchaser's knowledge there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement, except (solely in the case of clauses (ii), (iii), (iv) and (v) of the paragraph) for such violations and defaults as would not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

                  SECTION 6. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Notes and the Shares issuable upon conversion of the Notes shall survive the execution of this Agreement, the delivery to the Purchaser of the Notes being purchased and the payment therefor. All representations and warranties made by the Company and the Purchaser herein and in the certificates delivered pursuant hereto shall survive for a period of one year following the later of (x) the execution of this Agreement, (y) the delivery to the Purchaser of the Notes being purchased and the payment therefor and (z) the delivery of the Shares upon conversion of the Notes.

                  SECTION 7. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

         7.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                  (a) not later than ten (10) business days following the date that the issuance of the Common Stock upon conversion of the Notes is approved by the Company's stockholders, as contemplated by the proxy statement relating thereto (the "Approval Date"), prepare and file with the Commission the Registration Statement on Form S-3 relating to the resale of the Shares by the Purchaser and the Other Purchasers from time to time on Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                  (b) provide a draft copy of the Registration Statement to the Purchaser for its review and comment prior to filing the Registration Statement with the Commission;

                  (c) notify the Purchaser promptly upon being informed whether the staff or the Commission intends to review or not review the Registration Statement;

                  (d) file a request for acceleration of the Registration Statement with the Commission within three (3) business days after the date the Company receives notice from the staff of the Commission that the Commission does not intend to review the Registration Statement or has completed such review;

                  (e) use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective as soon as reasonably practicable and in any event within sixty (60) days after the Approval Date (the "Effectiveness Target Date");

                  (f) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) such time as all of the Shares have been sold pursuant to the Registration Statement or (ii) the date on which all of the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect (provided, however, that if neither event takes place within the period described in Rule 415(a)(5) under the Securities Act, the Company shall ensure that a successor registration statement (a "SUCCESSOR REGISTRATION STATEMENT") is then effective, in accordance with the provisions of this section, and remains effective, or is replaced by additional Successor Registration Statements, until the earlier of the events specified in clauses (i) and (ii));

                  (g) so long as the Registration Statement is effective covering the resale of the Shares owned by the Purchaser, furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

                  (h) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder

                  (j) bear all expenses in connection with the procedures in paragraphs (a) through (m) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any, in connection with the offering of the Shares pursuant to the Registration Statement;

                  (k) file a Form D with respect to the Notes as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

                  (l) issue a press release or a Current Report on Form 8-K as may be required by the Exchange Act describing the transactions contemplated by this Agreement on or prior to the Closing Date; and

                  (m) make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer, Chief Financial Officer or other appropriate representatives for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part.

         If the Commission does not declare the Registration Statement effective by the Effectiveness Target Date or, if a Successor Registration Statement is required and the Commission does not declare a Successor Registration Statement effective prior to or simultaneously with the Registration Statement ceasing to be effective pursuant to Rule 415(a)(5) under the Securities Act (the "415(A)(5) DATE"), the Company shall become obligated to pay to the Purchaser an amount in cash, as liquidated damages and not as a penalty, equivalent to 1% of the aggregate purchase price paid by the Purchaser for any Shares then held by the Purchaser or its affiliates for each full month that effectiveness is delayed beyond the Effectiveness Target Date or the 415(a)(5) Date, as applicable (pro-rated on a daily basis for partial months). The Company shall pay in full any liquidated damages pursuant to this Section 7.1 within 30 days after the date on which the Company becomes obligated to pay such damages. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay liquidated damages in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for its Notes pursuant to this Agreement.

         The Company understands that the Purchaser disclaims being an underwriter of the Shares or, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related thereto to be completed by the Purchaser is attached hereto as APPENDIX I.

         7.2 TRANSFER OF SHARES AFTER REGISTRATION. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution (other than changes in the number of Shares held by the Purchaser). The Company will pay all transfer agent fees in connection with the removal of restrictive legends from certificates representing the Shares.

         7.3 INDEMNIFICATION. For the purpose of this Section 7.3:

                           (i) the term "Purchaser/Affiliate" shall mean any
affiliates of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                           (ii) the term "Registration Statement" shall include
any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement or any Successor Registration Statement referred to in
Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to Rules 430A, 430B or 430C of the Rules and Regulations of the Securities Act, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations of the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus") or any subsequent amendment or supplement thereto,
(ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or in any writing delivered pursuant to this Agreement, or any failure of the Company to perform its obligations hereunder or under law or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement, and will promptly reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.9 or 7.2 hereof respecting the sale of the Shares, (iii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the prior written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.9 or 7.2 hereof respecting the sale of the Shares, (ii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person of the Company for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding anything herein contained to the contrary, in no event shall the aggregate indemnification obligations of any Purchaser under this
Section 7.3 exceed the net proceeds from the offering of the Shares received by such Purchaser.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party, based upon the advice of such indemnified party's counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent; provided that such consent shall not be unreasonably withheld or delayed.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the matter giving rise to such claim for indemnification or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but the relative benefits to the Company and the Purchaser from the issuance and sale of the Shares that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the conversion price for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the conversion price of the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by PRO RATA allocation (even if all of the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the net proceeds from the offering of the Shares received by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this
Section 7.3 are several and not joint.

         7.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7.2 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         7.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) other than any such reports or communications filed with the Commission pursuant to the Commission's EDGAR system, as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of
(i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with GAAP by a national independent registered public accounting firm), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

                  (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses.

         The Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

                  SECTION 8. BROKER'S FEE. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Notes to the Purchaser or the issuance of the Shares upon conversion of the Notes.

                  SECTION 9. NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                           (a) if to the Company, to:

                               Delta Financial Corporation
                               1000 Woodbury Road, Suite 2000
                               Woodbury, New York  11797
                               Attention: Marc E. Miller, Esq.
                               Facsimile: (516) 364-9450

                               with a copy to:

                               Morrison & Foerster LLP
                               1290 Avenue of the Americas
                               New York, New York  10104
                               Attention: James R. Tanenbaum, Esq.
                               Facsimile: (212) 468-7900

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing.

                           (b) if to the Purchaser, at its address as set forth
                               at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by a waiving party.

                  SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 13. GOVERNING LAW; VENUE. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

                  SECTION 14. COUNTERPARTS. This Agreement may be executed (including, without limitation, by facsimile signature or by delivery by portable document format ("PDF")) in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

                  SECTION 15. ENTIRE AGREEMENT. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

                  SECTION 16. FEES AND EXPENSES. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

                  SECTION 17. ASSIGNMENT. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns, and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any subsequent purchaser, as such purchaser, of the Notes sold to the Purchaser pursuant to this Agreement or the issuance of the Shares upon conversion of the Notes.



                  [Remainder of Page Left Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



                                        DELTA FINANCIAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                  Print or Type:




                                        ----------------------------------------
                                        Name of Purchaser
                                        (Individual or Institution)

                                        ----------------------------------------
                                        Jurisdiction of Purchaser's Executive
                                        Offices



                                        ----------------------------------------
                                        Name of Individual representing
                                        Purchaser (if an Institution)



                                        ----------------------------------------
                                        Title of Individual representing
                                        Purchaser (if an Institution)

                  Signature by:

                                        Individual Purchaser or Individual
                                        representing Purchaser:


                                        ---------------------------------

                                        Address:
                                                    ----------------------------
                                        Telephone:
                                                    ----------------------------
                                        Facsimile:
                                                    ----------------------------
                                        E-mail:
                                                    ----------------------------